UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 17, 2008

Lehman Brothers Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9466 (Commission File Number)	13-3216325 (IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:

(212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 17, 2008, NYSE Regulation, Inc. (“NYSE Regulation”) announced immediate suspension of trading on the New York Stock Exchange (the “NYSE”) of the common stock of Lehman Brothers Holdings Inc. (the “Registrant”) and the suspension of trading on the NYSE and NYSE Arca, as applicable, of certain other securities of the Registrant (collectively, the “Suspended NYSE Securities”).  NYSE Regulation determined that the Registrant is no longer suitable for listing in light of the Registrant’s September 15, 2008 filing of a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the “Voluntary Petition”) in the United States Bankruptcy Court for the Southern District of New York, which is sufficient grounds for the commencement of delisting procedures according to Section 802.01D of the NYSE’s Listed Company Manual.  In its announcement regarding the suspension, NYSE Regulation noted the uncertainty as to the timing and outcome of the bankruptcy process as well as the effect of this process on the Registrant’s equityholders, in addition to the abnormally low price of the Registrant’s common stock, which closed at $0.14 per share on September 17, 2008.  The NYSE Regulation press release regarding the suspension of trading of the Suspended NYSE Securities is available on the NYSE’s website at http://www.nyse.com/press/1221647871334.html).

At this time the Registrant does not intend to take any action to appeal the NYSE’s decision and therefore, it is expected that the Suspended NYSE Securities will be delisted after completion by the NYSE of application to the Securities and Exchange Commission (the “SEC”).

The Suspended NYSE Securities include:

•                  Common Stock, $0.10 par value (NYSE ticker symbol: LEH);

•                  Depositary Shares representing 5.94% Cumulative Preferred Stock, Series C (NYSE ticker symbol: LEHPRC);

•                  Depositary Shares representing 5.67% Cumulative Preferred Stock, Series D (NYSE ticker symbol: LEHPRD);

•                  Depositary Shares representing 6.50% Cumulative Preferred Stock, Series F (NYSE ticker symbol: LEHPRF);

•                  Depositary Shares representing Floating Rate Cumulative Preferred Stock, Series G (NYSE ticker symbol: LEHPRG);

•                  Depositary Shares representing Non-Cumulative Perpetual Preferred Stock, Series J (NYSE ticker symbol: LEHPRJ);

•                  7.25% Non-Cumulative Perpetual Preferred Stock, Series P (NYSE ticker symbol: LEHPRP);

•                  Floating Rate Mandatory Capital Advantaged Preferred Securities of Subsidiary Trust (and Registrant’s guarantee thereof) (NYSE ticker symbol: LEH12B);

•                  5.857% Mandatory Capital Advantaged Preferred Securities of Subsidiary Trust (and Registrant’s guarantee thereof) (NYSE ticker symbol: LEH12C);

•                  Opta Exchange-Traded Notes due February 25, 2038 Linked to the S&P Private Equity Index Net Return (NYSE Arca ticker symbol: PPE);

•                  6.375% Trust Preferred Securities, Series K, of Subsidiary Trust (and Registrant’s guarantee thereof) (NYSE ticker symbol: LEHPRK);

•                  6.375% Trust Preferred Securities, Series L, of Subsidiary Trust (and Registrant’s guarantee thereof) (NYSE ticker symbol: LEHPRL);

•                  6.00% Trust Preferred Securities, Series M, of Subsidiary Trust (and Registrant’s guarantee thereof) (NYSE ticker symbol: LEHPRM); and

•                  6.24% Trust Preferred Securities, Series N, of Subsidiary Trust (and Registrant’s guarantee thereof) (NYSE ticker symbol: LEHPRN).

In addition, on September 18, 2008, the American Stock Exchange LLC (“Amex”) notified the Registrant of its intent to immediately suspend trading in, and make application for the SEC to delist certain of the Registrant’s securities (collectively, the “Suspended Amex Securities”) pursuant to Section 1009(a)(ii) of the Amex Company Guide.  Amex has determined that the Registrant, as a result of the Voluntary Petition and related matters, is not in compliance with certain of Amex’s continued listing standards.  In its letter to the Registrant, Amex stated that (i) the Registrant appears to be financially impaired and thus noncompliant with Section 1003(a)(iv) of the Amex Company Guide, (ii) the Registrant is noncompliant with Section 1003(b)(iv)(B) of the Amex Company Guide relating to the ability to meet obligations under listed debt securities, (iii) the Registrant does not appear to meet certain net worth and earnings requirements set forth in Section 107 of the Amex Company Guide and (iv) as a result of the foregoing, Amex has determined that an event has occurred or a condition exists which, in the opinion of Amex, makes further dealings on that exchange inadvisable as specified in Sections 107(D) and 107(E) of the Amex Company Guide with respect to the securities subject to those provisions and Section 1002(e) of the Amex Company Guide generally.  Because of the nature of the continued listing deficiencies, Amex determined that it was appropriate to truncate the continued listing evaluation and follow-up procedures and move to immediately suspend trading in and delist the Suspended Amex Securities.

At this time the Registrant does not intend to take any action to appeal the Amex’s decision and therefore, it is expected that the Suspended Amex Securities will be delisted after completion by Amex of application to the SEC.

The Suspended Amex Securities include:

•                  Opta Exchange-Traded Notes due February 25, 2038 Linked to the Lehman Brothers Commodity Index Pure Beta Agricultural Total Return (Amex ticker symbol: EOH);

•                  Opta Exchange-Traded Notes due February 25, 2038 Linked to the Lehman Brothers Commodity Index Pure Beta Total Return (Amex ticker symbol: RAW);

•                  0.25% Medium Term Notes, Series I, due February 16, 2012 Performance Linked to a Basket of Two Stocks (Amex ticker symbol: LBM.B);

•                  0.00% Medium Term Notes, Series I, due May 15, 2010 Performance Linked to the Common Stock of General Electric Company (GE) (Amex ticker symbol: LBM.C);

•                  Dow Jones Global Titans 50 IndexSM SUNS Stock Upside Note Securities due February 9, 2010 (Amex ticker symbol: PSZ.F);

•                  Dow Jones Industrial Average SUNS Stock Upside Note Securities due April 29, 2010 (Amex ticker symbol: LSQ.C);

•                  Index-Plus Notes due December 23, 2009, Performance Linked to the Russell 2000 INDEX (RTY) (Amex ticker symbol: RLN.H);

•                  Index-Plus Notes due March 3, 2010, Linked to the S&P 500 Index (SPX) (Amex ticker symbol: RLN.I);

•                  Index-Plus Notes due November 15, 2009, Linked to the Dow Jones STOXX 50 Index (SX5P) (Amex ticker symbol: RLN.G);

•                  Index-Plus Notes due September 28, 2009, Performance Linked to S&P 500 Index (SPX) (Amex ticker symbol: RLN.E);

•                  Nikkei 225SM Index SUNS Stock Upside Note Securities due June 10, 2010 (Amex ticker symbol: LSQ.D); and

•                  S&P 500 Index Callable SUNS Stock Upside Note Securities due November 6, 2009 (Amex ticker symbol: PSZ.E).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date: September 23, 2008	By:	/s/ James J. Killerlane III
Name: James J. Killerlane III
Title: Vice President